UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 24, 2003

(Date of Earliest Event Reported: February 24, 2003)

Commission File No. 1-12785

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	31-1486870 (I.R.S. Employer Identification No.)

One Nationwide Plaza

Columbus, Ohio 43215

(614) 249-7111

(Address, including zip code, and telephone number,

including area code, of Registrant’s principal executive offices)

Item 5. Other Events.

On February 24, 2003, Nationwide Financial Services, Inc. issued a press release reporting a verdict against its subsidiary, Nationwide Retirement Solutions, in a case involving Monumental Life Insurance Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit	99.1 Press release dated February 24, 2003 regarding Monumental Life litigation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC. (Registrant)

Date: February 24, 2003	/s/ Mark R. Thresher
Mark R. Thresher Senior Vice President – Chief Financial Officer